SAM Global Securities Limited

Index to Condensed Financial Statements

Pages

Statements of Income

Balance Sheets

Statements of Cash Flows

Statements of Changes in Shareholders’ Equity

Notes to Financial Statements

                                                                                            SAM Global Securities Limited

Condensed Statements of Income

(Unaudited)

For the quarter ended December 31, (Rs. in thousands, except per share data)	2007	2008	2008 Convenience translation into US$
Revenues:
Commission income	115,244	42,054	866
Proprietary trading, net	149,192	(17,176)	(354)
Interest and dividends	4,215	-	-
Other income	2,656	7,807	161
Total revenues	271,307	32,685	673
Expenses:
Exchange, clearing and brokerage fees	66,006	23,267	479
Employee compensation and benefits	15,752	25,192	519
Information and communication	3,856	2,008	41
Advertisement expenses	3,686	(2,421)	(50)
Depreciation and amortization	2,600	8,510	175
Interest expense	2,958	1,686	35
General and administrative expenses	14,799	10,342	213
Total expenses	109,657	68,584	1,412
Gain on sale of shares in exchange	-	-	-
Earnings before income taxes	161,650	(35,899)	(739)
Income taxes	50,276	(9,159)	(189)
Earnings after taxes	111,374	(26,740)	(550)
Share in profit of equity investee	-	-	-
Net income	111,374	(26,740)	(550)
Earnings per share:
Basic and diluted: Net income	11.14	(2.24)	(2.24)
Weighted average number of shares used to compute basic and diluted earnings per share	10,000,057	11,934,741	11,934,741

                                                                                            The accompanying notes are an integral part of these financial statements

                                                                                          SAM Global Securities Limited

Condensed Statements of Income

(Unaudited)

For the nine months ended December 31, (Rs. in thousands, except per share data)	2007	2008	2008 Convenience translation into US$
Revenues:
Commission income	236,440	171,554	3,531
Proprietary trading, net	377,088	12,996	268
Interest and dividends	11,744	33,067	681
Other Income	2,729	-	-
Total revenues	628,001	217,617	4,480
Expenses:
Exchange, clearing and brokerage fees	138,880	108,535	2234
Employee compensation and benefits	39,246	68,521	1410
Information and communication	9,223	8,995	185
Advertisement expenses	8,374	11,016	227
Depreciation and amortization	6,806	20,788	428
Interest expense	6,439	5,941	122
General and administrative expenses	27,100	41,116	846
Total expenses	236,068	264,912	5452
Gain on sale of shares in exchange	26,265	-	-
Earnings before income taxes	418,198	(47,295)	(973)
Income taxes	123,671	(13,594)	(280)
Earnings after taxes	294,527	(33,701)	(693)
Share in profit of equity investee	845	(7,207)	(148)
Net income	295,372	(40,908)	(842)
Earnings per share:
Basic and diluted: Net income	29.54	(3.43)	(3.43)
Weighted average number of shares used to compute basic and diluted earnings per share	10,000,057	11,934,741	11,934,741

                                                                                            The accompanying notes are an integral part of these financial statements

SAM Global Securities Limited

 Condensed Balance Sheets

(Unaudited)

As of (Rs. in thousands)	March 31, 2008	December 31, 2008	December 31, 2008 Convenience translation into US$
Assets
Cash and cash equivalents	42,226	8,137	167
Receivables from exchange and clearing organizations (net of allowance for doubtful debts of Rs. Nil as of March 31, 2008 and Rs Nil as of December 31, 2008)	56,004	238	5
Receivables from customers (net of allowance for doubtful debts of Rs. 2,500 as of March 31, 2008 and Rs. 7,500 as of December 31, 2008)	327,163	1,070,936	22,045
Due from related parties	612,827	74,752	1,539
Securities owned:
Marketable, at market value	10,048	6,926	143
Not readily marketable, at estimated fair value	25,000	25,000	515
Investments	11,245	3,823	79
Deposits with clearing organizations and others	188,780	159,625	3,286
Membership in exchanges owned, at cost (market value of Rs. 4,560 as of March 31, 2008 and Rs. 4,508 as of December 31, 2008)	2,036	2,036	42
Property and equipment (net of accumulated depreciation of Rs. 18,992 as of March 31, 2008 and Rs. 36,791 as of December 31, 2008 )	45,150	96,197	1,980
Intangible assets (net of accumulated amortization of Rs. 6,309 as of March 31, 2008 and Rs. 9,319 as of December 31, 2008)	6,180	7,233	149
Deferred taxes, net	1,803	15,396	317
Other assets	84,395	194,065	3,995
Total Assets	1,412,857	1,664,364	34,262

Liabilities and Shareholder’s Equity
Payable to broker-dealers	9,753	10,559	218
Payable to customers	453,440	701,330	14437
Due to related parties	17,237	4,614	95
Derivatives held for trading	9,370	-	-
Accounts payable, accrued expenses and other liabilities	29,788	22,375	461
Overdraft facilities balances	74,296	27,490	566
Deferred taxes, net	-	-	-
Total Liabilities	593,884	766,368	15,777
Commitments and contingencies (Note 17)

                                                                                   The accompanying notes are an integral part of these financial statements

SAM Global Securities Limited

 Condensed Balance Sheets

(Unaudited)

As of (Rs. in thousands)	March 31, 2008	December 31, 2008	December 31, 2008 Convenience translation into US$
Shareholders' Equity
Common Stock
(13,010,000 equity shares authorized; 11,730,083 and 11,981,442 equity shares issued and outstanding as of March 31, 2008 and December 31, 2008; par value Rs. 10)	117,301	119,814	2,466
Additional paid in capital	236,535	353,953	7,286
Retained earnings	465,137	424,229	8,733
Total Shareholders' Equity	818,973	897,996	18485
Total Liabilities and Shareholders' Equity	1,412,857	1,664,364	34,262

                                                                            The accompanying notes are an integral part of these financial statements

SAM Global Securities Limited

 Condensed Statements of Cash Flows

(Unaudited)

For the nine months ended December 31, (Rs. in thousands)	2007	2008	2008 Convenience translation into US$
Cash flows from operating activities
Net profit	294,526	(40,908)	(842)
Adjustments to reconcile net profit to net cash provided/ (used) in operating activities:
Depreciation and amortization	6,806	20,788	428
Gain on sale of shares in exchange	(26,265)	-	-
Share in profit of equity investee	-	7,207	148
(Gain) / loss on sale of property, plant and equipment	(73)	(22)	(1)
Deferred tax expense / (benefit)	213	(13,594)	(280)
Fair value (gain) / loss on trading securities	-	9,943	205
Provision for doubtful debt	-	7,344	151
Provision for gratuity	182	910	19
Changes in assets and liabilities:
Receivables from exchange and clearing organizations	(34,116)	55,765	1,148
Receivables from customers	(1,242,678)	(751,117)	(15,461)
Due from related parties	67,087	538,075	11,076
Due to related parties	(341)	(12,623)	(260)
Securities owned	(13,912)	(6,822)	(140)
Derivatives held for trading	(275)	(9,370)	(193)
Deposits with clearing organizations and others	(47,599)	29,155	600
Membership in exchanges	21,175	-	-
Other assets	(121,833)	(109,669)	(2,257)
Payable to broker-dealers and clearing organizations	30,035	806	17
Payable to customers	1,037,804	247,891	5,103
Accrued expenses	20,874	(8,323)	(171)
Net cash provided by operating activities	(8,390)	(34,564)	(710)

Cash flows from investing activities
Purchase of property and equipment	(11,998)	(71,029)	(1,462)
Sale of shares in exchange	26,265	-	-
Proceeds from sale of investments	-	216	4
Acquisition of intangible assets	(2,798)	(2,010)	(41)
Proceeds from sale of property and equipment	323	173	4
Net cash used in investing activities	11,792	(72,650)	(1,495)

                                                                                    The accompanying notes are an integral part of these financial statements

SAM Global Securities Limited

 Condensed Statements of Cash Flows

For the nine months ended December 31, (Rs. in thousands)	2007	2008	2008 Convenience translation into US$
Cash flows from financing activities
Net movement in overdraft facilities balances	16,495	(46,806)	(963)
Proceed from issue of share capital	-	119,931	2,469
Net cash provided by financing activities	16,495	73,125	1,506

Net increase in cash and cash equivalents during the period	19,897	(34,089)	(699)
Add : Balance as of beginning of the period	18,074	42,226	869
Balance as of end of the period	37,971	8,137	170

                                                                                            The accompanying notes are an integral part of these financial statements

SAM Global Securities Limited

Condensed Statements of Changes in Shareholders’ Equity

(Unaudited)

Nine months ended December 31, 2007

(Rs. in thousands)	Common Stock		Additional Paid in Capital	Retained earnings	Total
	Shares	Par value
Balance as of March 31, 2007	10,000,057	100,001	-	208,121	308,122
Net income for the period			-	295,372	295,372
Balance as of December 31, 2007	10,000,057	100,001	-	503,493	603,494

Nine months ended December 31, 2008

(Rs. in thousands)	Common Stock		Additional Paid in Capital	Retained earnings	Total
	Shares	Par value
Balance as of March 31, 2008	11,730,083	117,301	236,535	465,137	818,973
Net income for the period				(40,908)	79,022
Balance as of December 31, 2008	11,981,442	119,814	353,952	424,229	897,995
Balance as of December 31, 2008 Convenience translation into US$		2,466	7,286	8,733	18,485

                                                                                The accompanying notes are an integral part of these financial statements

  SAM Global Securities Limited

Notes to Condensed Financial Statements (Unaudited)

(Rs. in thousands, except per share data)

1.

Description of Business

SAM Global Securities Limited (the “Company” or “SAM Global”) is a limited liability company incorporated and domiciled in India. The Company is a trading member of the Bombay Stock Exchange Limited (“BSE”) in the capital market and trading and clearing member in the futures and options market. The Company provides depository participant services through Central Depository Services (India) Limited. The Company’s shares are listed on the Guwahati Stock Exchange in India.

The Company engages in proprietary transactions and offers a wide range of services to meet client’s needs including brokerage services, clearing member services and depository services.

2.

Summary of Significant Accounting Policies

Interim financial information

The accompanying condensed financial statements of SAM Global Securities Limited as of Dec 31, 2008 and for the three months ended Dec 31, 2008 and 2007 are unaudited. In the opinion of management, the condensed financial statements include all adjustments that management considers necessary for a fair statement of its financial position, operating results and cash flows for the interim periods presented. Operating results and cash flows for interim periods are not necessarily indicative of results for the entire year. The condensed balance sheet as of March 31, 2008, was derived from audited financial statements, but does not include all disclosures required by accounting principles generally accepted ("GAAP") in the United States of America. These financial statements should be read in conjunction with the audited financial statements and notes thereto for the year ended March 31, 2008.

For the convenience of the reader, the financial statements as of and for the Six month ended Dec 31, 2008 have been translated into U.S. dollars (US$) at US$1.00 = Rs. 48.58 based on the noon buying rate on Dec 31, 2008 by the Federal Reserve Bank of New York. Such translation should not be construed as representation that the rupee amounts have been or could be converted into U.S. dollars at that or any other rate, or at all.

Earnings Per Share

In accordance with the provisions of SFAS 128, "Earnings Per Share", basic earnings per share is computed on the basis of the weighted average number of shares outstanding during the period.  The Company does not have any dilutive securities and hence the basic and diluted earnings per share are same.

Recent Accounting Pronouncements

In July 2006, the FASB issued Interpretation 48, Accounting for Uncertainty in Income Taxes—an interpretation of FASB Statement 109 (“FIN 48”). The interpretation clarifies the accounting for uncertainty in income taxes recognized in a company's financial statements and prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement of a tax position taken or expected to be taken in a tax return. The interpretation also provides guidance on derecognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. FIN 48 became effective beginning April 1, 2007 for us. The adoption of FIN 48 did not result in a cumulative effect adjustment to retained earnings as of April 1, 2007.

In September 2006, the FASB issued SFAS 157, Fair Value Measurements, which establishes a framework for measuring fair value in generally accepted accounting principles, and expands disclosures about fair value measurements. This Statement applies under other accounting pronouncements that require or permit fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, which is fiscal year commencing April 1, 2008 for us. The Company is in the process of evaluating the impact SFAS 157 will have on the financial statements.

In February 2007, the FASB issued FASB Statement 159, The Fair Value Option for Financial Assets and Financial Liabilities ("SFAS 159"). SFAS 159 allows the company to choose to measure certain financial assets and financial liabilities at fair value. Unrealized gains and losses on items for which the fair value option has been elected are reported in earnings. SFAS 159 is effective for fiscal years beginning after November 15, 2007, which is fiscal year commencing April 1, 2008 for us. The Company in the process of evaluating the impact SFAS 159 will have on the Company’s financial statements.

In April 2007, the FASB issued FSP No. FIN 39-1, Amendment of FASB Interpretation No. 39 (“FSP FIN 39-1”). FSP FIN 39-1 modifies FIN No. 39, Offsetting of Amounts Related to Certain Contracts, and permits companies to offset cash collateral receivables or payables with net derivative positions. FSP FIN 39-1 is effective for fiscal years beginning after November 15, 2007 which is fiscal year commencing April 1, 2008 for us with early adoption permitted. The Company in the process of evaluating the impact  FSP FIN 39-1 will have on the Company’s financial statements.

In June 2007, the Accounting Standards Executive Committee of the AICPA issued Statement of Position 07-1, Clarification of the Scope of the Audit and Accounting Guide Investment Companies and Accounting by Parent Companies and Equity Method Investors for Investments in Investment Companies (“SOP 07-1”). The intent of SOP 07-1 is to clarify which entities are within the scope of the AICPA Audit and Accounting Guide, Investment Companies (the “Guide”). Financial Accounting Standards Board (“FASB”) has agreed to propose an indefinite delay of the effective dates of SOP 07-1. The Company in the process of evaluating the impact SOP 07-1 will have on the Company’s financial statements.

In December 2007, FASB issued SFAS No. 160, Noncontrolling Interests in Consolidated Financial Statements – An Amendment of ARB No. 51 (SFAS 160). SFAS 160 establishes new accounting and reporting standards for the noncontrolling interest in a subsidiary and for the deconsolidation of a subsidiary. This Statement requires the recognition of a non-controlling interest as equity in the consolidated financial statements and separate from the parent’s equity. Purchases or sales of equity interests that do not result in a change in control will be accounted for as equity transactions. The company will be required to adopt this new Statement prospectively to all non-controlling interest, including any that arose before the effective date, for fiscal years, beginning after December 15, 2008 which is fiscal year commencing April 1, 2009 for us. Early adoption is prohibited. The Company in the process of evaluating the impact SFAS 160 will have on the Company’s financial statements.

In December 2007, FASB issued SFAS No. 141 (Revised 2007), Business Combinations (SFAS 141R). This Statement replaces SFAS No. 141, Business Combinations. SFAS 141R requires an acquirer to recognize the assets acquired, the liabilities assumed including contingencies and non-controlling interest in the acquiree, at the acquisition date, measured at their fair value, with limited exceptions specified in the statement. In a business combination achieved in stages, this Statement requires the acquirer to recognize the identifiable assets and liabilities as well as the non-controlling interest in the acquiree at full amounts of their fair values. This Statement requires the acquirer to recognize contingent consideration at the acquisition date, measured at its fair value at that date. The company will be required to apply this new Statement prospectively to business combinations consummated in fiscal years beginning after December 15, 2008 which is fiscal year commencing April 1, 2009 for us. Early adoption is prohibited.

In March 2008, FASB issued SFAS No. 161, Disclosures about Derivative Instruments and Hedging Activities – An Amendment of FASB Statement No. 133 (SFAS 161). SFAS 161 requires enhanced disclosures on derivative and hedging activities by requiring objectives to be disclosed for using derivative instruments in terms of underlying risk and accounting designation. This Statement requires disclosures on the need of using derivative instruments, accounting of derivative instruments and related hedged items, if any, under SFAS 133 and effect of such instruments and related hedge items, if any, on the financial position, financial performance and cash flows. The company will be required to adopt this new Statement prospectively, for fiscal years beginning after November 15, 2008 which is fiscal year commencing April 1, 2009 for us. The Company in the process of evaluating the impact SFAS 161 will have on the Company’s financial statements.

3.

Securities Owned

Securities consist of trading securities at market values, as follows:

As of	March 31, 2008	December 31, 2008	December 31, 2008
			US $
Equity shares	10,048	6,926	143
Total	10,048	6,926	143

Securities consist of trading securities at fair value, as follows:

As of	March 31, 2008	December 31, 2008	December 31, 2008
			US $
Equity shares	25,000	25,000	515
Total	25,000	25,000	515

4.

Other Assets

Other assets consist of:

As of	March 31, 2008	December 31, 2008	December 31, 2008
			US $
Security deposits paid	6,317	6,959	143
Advance tax, net	62,083	65,013	1,338
Prepaid expenses	3,251	1,928	40
Interest accrued but not due	1,633	1,605	33
Employee receivables	249	6	1
Advances other	10,862	118,554	2,440
Total	84,395	194,065	3,995

Advance tax primarily includes taxes paid to Indian taxation authorities for income tax, net off amount of provision for income tax.

Prepaid expenses primarily include the un-expired portion of annual rentals paid for use of leased telecommunication lines, satellite link charges, insurance premiums and bank guarantee charges.

Security deposits primarily include deposits for electricity connections and assets taken on operating lease.

Advances to suppliers primarily includes amount paid as advance against advertisement expenses to Bennett Coleman & Co Ltd amounting to Rs.116,560.

5.

Property and Equipment

Property and equipment consist of:

As of	March 31, 2008	December 31, 2008	December 31, 2008 US $
Building	1,620	1,620	33
Equipment	7,551	20,090	414
Furniture and fixtures	18,786	52,143	1,073
Computer hardware	33,202	56,152	1,156
Vehicle	2,983	2,983	61
Total property and equipment	64,142	132,988	2,738
Less: Accumulated depreciation	18,992	36,791	757
Total property and equipment, net	45,150	96,197	1,980

Depreciation expense amounted to Rs. 7,328 and Rs. 17,778 for the three and nine months ended December 31, 2008 respectively. Depreciation expense amounted to Rs. 1,846 and Rs. 4,676 for the three and nine months ended December 31, 2007 respectively.Rs.21 from accumulated depreciation has been recognized as Profit on sale of property & equipment as these assets has been sold on purchase value.

6.

Intangible Assets

Intangible assets consist of:

As of	March 31, 2008	December 31, 2008	December 31, 2008 US $
Intangible assets subject to amortization
Software	12,489	16,552	341
Total intangible assets	12,489	16,552	341
Less: Accumulated amortization	6,309	9,319	192
Total intangible assets, net	6,180	7,233	149

Amortization expense amounted to Rs. 1,182 and Rs. 3,010 for the three and nine months ended December 31, 2008 respectively. Amortization expense amounted to Rs. 755 and Rs. 2,131 for the three and nine months ended December 31, 2007 respectively.

7.

Overdraft Facilities

The Company’s debt financing is generally obtained through the use of overdraft facilities from banks. The interest rates on such borrowings reflect market rates of interest at the time of the transactions. The balance of these facilities was Rs. 74,296 and Rs. 27,490 at average effective interest rates of 12.5% and 10.00%, as of March 31, 2008 and December 31, 2008, respectively. Deposits have been placed by the Company with bankers to secure these debts. These deposits are classified in the balance sheet under “Deposits with clearing organizations and others”. Refer note 15 for assets pledged as collateral.

8.

Exchange, Clearing and Brokerage fees

As per regulations in India, specified securities transactions are liable for securities transaction tax (“STT”). The securities transactions tax in respect of proprietary trading amounted to Rs. 948 and Rs. 13,547 for the three and nine months ended December 31, 2008 respectively. The securities transactions tax in respect of proprietary trading amounted to Rs. 76,837 and Rs. 188,619 for the three and nine months ended December 31, 2007 respectively. Previously ‘STT’ had been considered in calculating current tax as a part of advance tax.

9.

Revenue

Market development fees of Rs. Nil and Rs. 28,000 for the three and nine months ended December 31, 2008 is included in the proprietary trading. Market development fees of Rs. 138,600 and Rs. 322,300  for the three and nine months ended December 31, 2007 is included in the proprietary trading.  This amount is earned for the efforts of the Company for development of securities market pursuant to an agreement.

10.

Investments

Investments consist of:

As of	March 31, 2008	December 31, 2008	December 31, 2008 US $
Investments accounted for by equity method	7,422	-	-
Investments carried at cost	3,823	3,823	79
Total	11,245	3,823	79

As part of its corporate strategy and in the normal course of its business, the Company makes investments in the equity of companies which are engaged in businesses similar to Company’s core business.

Earlier SAM Global held 9,400 shares, representing 26.8% interest in Pullin Investment Private Limited ("Pullin"). The Company had accounted for its share of equity in earnings/ (losses) of Pullin under equity method of accounting. Now these shares have been sold out on 16 Aug, 2008 hence no further need for equity accounting.

Earlier SAM Global held 12,000 shares, representing 26.8% interest in Abhichaya Investment Private Limited ("Abhichaya"). The Company had accounted for its share of equity in earnings/ (losses) of Abhichaya under equity method of accounting. Now these shares have been sold out on 16 Aug ,2008hence no further need for equity accounting.

SAM Global holds 460,000 shares, representing 5.2% interest in SMC Global Securities Limited (‘SMC Global”). The Company accounts for its investment in SMC Global under cost method of accounting. The market value of SMC Global’s equity shares is not readily determinable. The carrying amount of investment is Rs. 3,823 as of March 31, 2008 and December 31, 2008.

11.

Accounts Payable,  Accrued Expenses and Other Liabilities

As of	March 31, 2008	December 31, 2008	December 31, 2008 US $
Advance AMC charges	8,627	6,918	142
Accrued payroll	-	5,222	107
Accrued expenses	19,262	7,413	154
Provision for stamp duty	97	110	2
Provision for gratuity	1,802	2,712	56
Total	29,788	22,375	461

12.

Employee Benefits

The Gratuity Plan

Net gratuity cost for the three months ended December 31, 2007 and 2008 comprises the following components:

Quarter ended December 31,	2007	2008	2008 US $
Service cost	140	97	2
Interest cost	57	23	1
Amortization	-	-	-
Expected return on assets	904	285	6
Net gratuity costs	1,101	405	9

Net gratuity cost for the nine months ended December 31, 2007 and 2008 comprises the following components:

Nine months ended December 31,	2007	2008	2008 US $
Service cost	308	382	8
Interest cost	71	89	2
Amortization	-	-	-
Expected return on assets	904	1,122	23
Net gratuity costs	1,283	1,593	33

The company has contributed Rs. Nil and Rs. Nil in the three and nine months ended December 31, 2008 respectively and expects to contribute approximately Rs. 1,467 to the gratuity trust during the remainder of fiscal 2008.

Provident Fund

The Company’s contribution towards the provident fund amounted to Rs. 680 and Rs. 1,904 for the three and nine months ended December 31, 2008 respectively.

The Company’s contribution towards the provident fund amounted to Rs. 450 and Rs. 1,210 for the three and nine months ended December 31, 2007 respectively.

13.

Income Taxes

The effective tax rate was 33.99% and 33.99% for the three and nine months ended December 31, 2008 respectively. The effective tax rate was 46.8% and 28.6% for the three and nine months ended December 31, 2007 respectively.

The company’s major tax jurisdiction is India. In India, the assessment is not yet completed for the financial year 2006-07 and onwards. The Company continues to recognize interest and penalties related to income tax matters as part of the income tax provision.

14.

Collateral and Significant Covenants

Amounts that the Company has pledged as collateral, which are not reclassified and reported separately, consist of the following:

As of	March 31, 2008	December 31, 2008	December 31, 2008 US $
Fixed deposits	186,125	158,550	3,264
Total	186,125	158,550	3,264

These fixed deposits are classified in the balance sheet under “Deposits with clearing organizations and others”.

15.

Concentration

The following table gives details in respect of percentage of commission income generated from top two, five and ten customers:

Quarter ended December 31, (in %)	2007	2008
Revenue from top two customers	2.5	3.0
Revenue from top five customers	3.9	5.0
Revenue from top ten customers	5.8	7.0

Nine months ended December 31, (in %)	2007	2008
Revenue from top two customers	3.0	2.6
Revenue from top five customers	4.8	3.9
Revenue from top ten customers	6.6	5.7

16.

Commitments and Contingent Liabilities

a) Operating Leases

SAM Global has certain operating leases for office premises. Rental expenses for operating leases are accounted for on a straight line method. Rental expense amounted to Rs. 5,060 and Rs.15,473 for the three and nine months ended December 31, 2008 respectively. Rental expense amounted to Rs. 2905 and Rs. 3,735 for the three and nine months ended December 31, 2007 respectively. There are no non-cancelable lease arrangements.

b) Guarantees

As of March 31, 2008 and December 31, 2008, guarantees of Rs 410,000 and Rs. 500,000 are provided by various banks to exchange clearing houses on behalf of the Company, in the ordinary course of business, as a security for due performance and fulfillment by the Company of its commitments and obligations.

As of March 31, 2008 and December 31, 2008, the Company has provided corporate guarantees of Rs. 200,000 and Rs. 200,000 respectively to banks for guarantees issued by banks for SMC Comtrade Limited to exchange clearing houses, in the ordinary course of business.

As of March 31, 2008 and December 31, 2008, the Company has provided corporate guarantees of Rs. 1,050,000 and Rs. 1,050,000 respectively to banks for guarantees issued by banks for SMC Global Securities Limited to exchange clearing houses, in the ordinary course of business.

The initial term of these guarantees is generally for a period of 12 to 15 months. The bankers charges  commission as consideration to issue the guarantees, The commission charged generally is in the range of 1.0% to 1.3% of the guarantee amount, The Company recognizes commission expense over the period of the guarantee and classify in the income statement under ‘interest expense’. The unamortized commission expense is included in prepaid expenses and classified in the balance sheet under “other assets”. The potential requirement for the Company to make payments under these agreements is remote. Thus, no liability has been recognized for these transactions. The fair value of the guarantees is considered to be insignificant given the risk of loss on such guarantees at the date of its inception and, therefore, no amount was recognized towards fair value of guarantees given in the financial statements on the inception date.

c) Litigation

The Company is involved, from time to time, in investigations and proceedings by governmental and regulatory agencies, certain of which may result in adverse judgments, fines or penalties. Factors considered by management in estimating the Company’s reserves for these matters are the merits of the claims, the total cost of defending the litigation, the likelihood of a successful defense against the claims, and the potential for fines and penalties from regulatory agencies. The Company establishes reserves for potential losses to the extent that such matters are probable and can be estimated, in accordance with SFAS 5, “Accounting for Contingencies.” As litigation and the resolution of regulatory matters are inherently unpredictable, the Company cannot predict with certainty the ultimate loss or range of loss related to matters where there is only a reasonable possibility that a loss may be incurred. The Company believes, based on current knowledge and after consultation with legal counsel, that the resolution of loss contingencies will not have a material adverse effect on the financial statements of the Company.

Order by SEBI dated October 5, 2005 in the matter of Digital Stock

SEBI has alleged irregularities in sub-broker operations and directed to review the Company to review systems and procedures and confirm to SEBI that all the operations are within the framework of SEBI regulations, rules and guidelines.

The Company has responded to SEBI that it has carried out comprehensive review of all systems and procedures and has ensured that the same are in compliance with all the SEBI Act, Rules and Regulations as well as directives and guidelines of SEBI.

Further, SEBI vide their SCN dated 25/06/2008 under Rule 4, appointed an adjudication officer, to adjudicate the matter. The Company has filed an application for consent before the SEBI in September 2007.

Subsequent Events

The Board of Directors of the Company passed a resolution on April 18, 2008 for the amalgamation of SAM Global Securities Limited (“SAM”) with SMC Global Securities Limited (“SMC”). The Board of Directors of SMC also approved the resolution of amalgamation.

Under the scheme of amalgamation prepared under sections 391 and 394 and other applicable provisions of the Companies Act in India, the shareholders of SAM will receive one equity share of the face value of Rs. 10 each of SMC for every six fully paid up shares of SAM. The company has also taken the NOC’s from Ghuwati Stock Exchange where the securities of the company are listed and also from SEBI. The company has taken the approval of unsecured creditors wide there meeting held on 20th December, 2008 and for share holders, company has taken their approval, so the court has dispensed with the meeting of share holders.  Under the Companies Act in India, the scheme will require the consent of High Court of Delhi in order to be effective. Now the date of final petition has been fixed on 26th of February, 2009.